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APPLICATION PART 1
                                                                  MINNESOTA LIFE

MINNESOTA LIFE INSURANCE COMPANY - Life New Business
400 Robert Street North - St. Paul, Minnesota 55101-2098

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
A. PROPOSED            Proposed insured name (last, first, middle)
   INSURED             ____________________________________________
   INFORMATION
                       Social Security number   Date of birth (month,day, year)   Gender
                       ______________________   _______________________________   |_| Male |_| Female

                       Driver's license number   Issue state    Expiration date
                       _______________________   ____________   _________________

                       Home telephone number    Business telephone number
                       ______________________   __________________________

                       Birthplace (state or, if outside the US, country)   E-mail address
                       _________________________________________________   ______________________

                       Street address (no P.O.Box)
                       ____________________________________

                       City                   State              Zip code
                       ___________________    ________________   ____________

                       Occupation       Years in occupation       Income
                       ______________   _______________________   ___________


B. PRODUCT             Product applied for       Base face amount
                       _______________________   $_____________________

                       Total annual planned premium (excluding NRP)    Plan of insurance (if applicable)
                       _____________________________________________   ________________________________

                       Death benefit qualification test (if applicable, defaults to GPT if none selected)
                       |_| Guideline Premium Test (GPT) |_| Cash Value Accumulation Test (CVAT)

                       Death benefit option (defaults to Cash/Level if none selected)  Dividend option
                       |_| Cash/Level |_| Protection/Increasing |_| Sum of Premiums    _____________________

C. ADDITIONAL          |_| Waiver of Premium Agreement            |_| Policy Enhancement Rider ________________________%
   BENEFITS AND        |_| Waiver of Charges Agreement                (Indicate a whole number from 3 to 10%)
   AGREEMENTS          |_| Guaranteed Protection Waiver           |_| Estate Preservation Agreement
                       |_| Face Amount Increase Agreement             $_______________________
  SELECT ONLY THOSE        $____________________                      Face Amount (Not to exceed 122% of base amount)
  AGREEMENTS           |_| Accelerated Benefit Agreement          |_| Other
  AVAILABLE ON THE         (Submit ABA Outline of Coverage form)       _______________________
  PRODUCT(S) APPLIED      (Submit ABA Outline of Coverage form)       _______________________
  FOR.                 |_| Death Benefit Guarantee Agreement
                       |_| Family Term Agreement - Children       |_| Other
                           (Submit Family Term Application)           _____________________________
                           $________________________

                       THE FOLLOWING BENEFITS AND AGREEMENTS WILL BE ADDED IF AVAILABLE FOR YOUR POLICY, UNLESS YOU CHOOSE TO OMIT
                       THEM:

                       |_| Omit Automatic Premium Loan  |_| Omit Cost of Living Agreement
                       |_| Omit Inflation Agreement

D. SPECIAL DATING      |_| Date to save age
                       |_| Specific date: ____________________(month, day, year)

                       Are there any other Minnesota Life applications associated with this application? |_| Yes |_| No
                       If yes, please provide details and whether the policies should have the same issue date.
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
E. LIFE INSURANCE       Does the proposed insured have any life insurance or       |_| Yes |_| No
   IN FORCE AND         annuity in force or pending, including life insurance
   REPLACEMENT          sold or assigned to a life settlement, viatical or
                        secondary market provider? If yes, provide details
                        below.

   SUBMIT               Has there been or will there be replacement of any         |_| Yes |_| No
   APPROPRIATE          existing life insurance or annuity, as a result of this
   REPLACEMENT FORMS    application? (Replacement includes, but is not limited
   (NOT NEEDED IF       to, a lapse, surrender, 1035 Exchange, loan, withdrawal,
   REPLACING GROUP      or other change to any existing life insurance or
   COVERAGE).           annuity.) If yes, provide details below.

                        LIFE INSURANCE IN FORCE

                                                      YEAR                         WILL IT BE
                        FULL COMPANY NAME   AMOUNT   ISSUED         TYPE            REPLACED?
                        ---------------------------------------------------------------------
                                                              |_| Individual or
                                                              |_| Group              |_| Yes

                                                              |_| Personal or        |_| No
                                                              |_| Business

                                                              |_| Individual or
                                                              |_| Group              |_| Yes

                                                              |_| Personal or        |_| No
                                                              |_| Business

                                                              |_| Individual or
                                                              |_| Group              |_| Yes

                                                              |_| Personal or        |_| No
                                                              |_| Business

F. BENEFICIARY                                        RELATIONSHIP TO     SSN/TIN
   INFORMATION                    BENEFICIARY NAME   PROPOSED INSURED   (IF KNOWN)
                        ----------------------------------------------------------
                        Primary
   IF THE BENEFICIARY
   IS A TRUST, GIVE
   COMPLETE TRUST
   NAME AND DATE
   TRUST ESTABLISHED.

                        Contingent

G. OWNER                ONLY COMPLETE THIS SECTION IF THE OWNER IS DIFFERENT THAN THE INSURED.
   INFORMATION
                        ________________________________________________________________________________________________
                        Owner name (last, first, middle)
   SUBMIT THE
   APPROPRIATE TRUST,
   CORPORATE, OR NON-   |_| Individual   |_| Trust   |_| Corporate   |_| Partnership   |_| Other________________________
   CORPORATE FORM(S).

                        Social Security or tax ID number                                     Date of birth or trust date

                        __________________________________________________________________   __________________________________

                        Street address (no P.O. box)

                        _______________________________________________________________________________________________________

                        City                                                  State                      Zip code

                        ___________________________________________________   ________________________   ______________________

                        Relationship to proposed insured                      Telephone number

                        ___________________________________________________   _________________________________________________

                        E-mail address

                        ____________________________________________
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
H. PREMIUM AND       PREMIUM NOTICE SHOULD BE SENT TO:
   BILLING
   INFORMATION       |_| Proposed Insured Address in Section A                |_| Owner Address in Section G

                     |_| Owner's Business/Employer Address (Indicate below)   |_| Other (Indicate below)

                     _______________________________________________________________________________________________________________
                     Name

                     _______________________________________________________________________________________________________________
                     Address

                     _______________________________________________________________________________________________________________
                     City                                                     State                      Zip code

                     ______________________________________________________   ________________________   ___________________________

                     PAYMENT METHOD

                     |_| Annual        |_| Monthly Automatic Payment Plan (APP) Plan Number ________________
                                           (If new plan, submit APP Authorization)
                     |_| Semi-Annual   |_| Payroll Deduction Plan (PRD) Plan Number ________________
                     |_| Quarterly     |_| List Bill Plan Number ________________
                                           (If new plan, submit List Bill form)

                     NON-REPEATING PREMIUM (NRP)

                        Regular NRP $_____________
                        ($500 minimum required)

                     BILLABLE NON-REPEATING PREMIUM (BILLABLE NRP)
                     (If base premium is paid through a list bill, the NRP must also be billed through the same list bill.)

                        Total Annual Billable NRP $____________
                        (Minimum annual $600 NRP required. Minimum annual $2,400 base premium required.)

                        Include Billable NRP at issue, with first premium payment?   |_| Yes |_| No

                        Payment Method

                           |_| Annual        |_| Monthly Automatic Payment Plan (APP) Plan Number ________________
                                                 (If new plan, submit APP Authorization)
                           |_| Semi-Annual   |_| Payroll Deduction Plan (PRD) Plan Number ________________
                           |_| Quarterly

                     1035 EXCHANGE                                                           |_| Yes |_| No
                     (Submit 1035 Exchange Agreement form)

                     MONEY SUBMITTED WITH APPLICATION
   MAKE ALL CHECKS   Has the owner paid money with this application to the representative?   |_| Yes |_| No
   PAYABLE TO        If yes, amount: $_______________
   MINNESOTA LIFE.
                     Was a receipt given?                                                    |_| Yes |_| No

I. SPECIAL           If mail (other than the premium notice) should be sent somewhere other than the owner's Home
   MAILING           Address, please indicate here.
   ADDRESS           |_| Owner's Business Address
                     |_| Other - Indicate Name and Address

                     _______________________________________________________________________________________________________________
                     Name (last, first, middle)

                     _______________________________________________________________________________________________________________
                     Address

                     _______________________________________________________________________________________________________________
                     City                                                     State                      Zip code

                     ______________________________________________________   ________________________   ___________________________
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
J. PROPOSED       1. Is the proposed insured a US citizen?                            |_| Yes |_| No
   INSURED
   UNDERWRITING        If no, citizen of ____________________________
   INFORMATION
                       Indicate visa type ___________________________

                  2.   Does the proposed insured plan to travel or reside outside     |_| Yes |_| No
                       the US in the next two years?

                       If yes, provide the city(s) and country(s), dates, length of stay, and purpose of travel:
                       ____________________________________________________________
                       ____________________________________________________________

                  3.   Has the proposed insured within the last five years, or does   |_| Yes |_| No
                       the proposed insured plan to engage in piloting a
                       plane? If yes, complete the Military and Aviation Statement.

                  4.   Has the proposed insured within the last five years, or does   |_| Yes |_| No
                       the proposed insured plan to engage in sky diving, motor
                       vehicle or boat racing, mountain/rock climbing, hang
                       gliding, or underwater diving? If yes, complete Sports and
                       Avocation Statement.

                  5.   Is the proposed insured in the Armed Forces, National Guard,   |_| Yes |_| No
                       or Reserves? If yes, complete Military and Aviation
                       Statement.

                  6.   Has the proposed insured applied for insurance within the      |_| Yes |_| No
                       last six months? If yes, provide details below.

                  7.   Has the proposed insured applied for life insurance in the     |_| Yes |_| No
                       past five years that was declined or rated? If yes,
                       provide details below.

                  8.   Has the proposed insured, within the past ten years, been      |_| Yes |_| No
                       convicted of a driving while intoxicated violation, had a
                       driver's license restricted or revoked, or been convicted of a moving violation? If yes, provide dates and details below.

                  9.   Except for traffic violations, has the proposed insured ever   |_| Yes |_| No
                       been convicted of a misdemeanor or felony? If yes, provide dates and details below.

K. ADDITIONAL
   REMARKS

L. HOME OFFICE    HOME OFFICE CORRECTIONS OR ADDITIONS
   ENDORSEMENTS
                  Acceptance of the policy shall ratify changes entered here by Minnesota Life. Not to be used in IA, IL, KS, KY, MD, MI, MN,
                  MO, NH, NJ, OR, PA, TX, WI, or WV for change in age, amount, classification, plan or benefits unless agreed to in writing.
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